UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  June 19, 2008

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	20-4831825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Twin Dolphin Drive, Suite D
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 19, 2008, PureDepth, Inc. (the “Company”) gave notice to its stockholders that the annual meeting of the stockholders of PureDepth, Inc., a Delaware corporation, will be held on July 7, 2008 at 2:00 p.m. local time, at the Sofitel San Francisco Bay, 223 Twin Dolphin Drive, Redwood City, CA 94065, for the following purposes:

1.
To elect the following persons as directors of the Company to hold office until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified: John Blair, Kristin Bowman, Mark Kalow and John R. Stringer.

2.	To ratify the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for the year ending January 31, 2009.

3.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on June 12, 2008 were entitled to notice of, and will be entitled to vote at, this meeting and any adjournment or postponement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC., ( Registrant )

Date: June 19, 2008	By:	/s/ Jonathan J. McCaman
Mr. Jonathan J. McCaman President, Chief Financial Officer and Secretary (Principal Executive, Accounting and Financial Officer)